UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

Lightning Gaming, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

23 Creek Circle, Suite 400, Boothwyn, Pa 19061

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) 610-494-5534

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2013, in connection with the amendment of two promissory notes held by The Co-Investment Fund, II, L.P. (CI II), which were issued by Lightning Gaming, Inc. (“LGI” or “we”) on January 30, 2013 and May 6, 2013, in principal amounts of $500,000 each, we issued to CI II warrants to purchase up to 500,000 shares of our common stock at an exercise price of $1.00 per share (subject to anti-dilution adjustments), with expiration dates of January 30, 2018 and May 6, 2018 (the “Warrants”), respectively. If the Warrants are exercised and we later register any of our securities under the Securities Act of 1933, as amended (the “Securities Act”), the holder of our shares that were acquired through the exercise of the Warrants can require us to make reasonable efforts to include the holder’s shares in that registration, at our expense, subject to the terms and conditions of the Warrants.

Giving effect to the amendment, we and CI II agreed to extend the maturity date of each of the two promissory notes held by CI II to June 30, 2015. Prior to the amendment, the notes had a maturity date of June 30, 2014. All other provisions of the notes remain unchanged and in full force and effect.

The above descriptions of the amendment and the Warrants are merely summaries of the material terms of those documents. Copies of those documents are filed as exhibits to this Form 8-K. Interested parties should read those documents in their entirety.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to Item 1.01 above for information concerning the amendment of promissory notes and the warrants that we issued under the amendment. To the extent that the issuance of the warrants constituted sales of equity securities, those sales were exempt from registration under the Securities Act pursuant to the exemption in Section 4(2) of the Securities Act, and may also be exempt under Section 3(a)(9) of the Securities Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	Omnibus Allonge to Promissory Notes among LGI and CI II
99.2	Warrant for Stock issued by LGI to CI II, dated December 18, 2013 for 500,000 shares of common stock, with an expiration date of January 30, 2018
99.3	Warrant for Stock issued by LGI to CI II, dated December 18, 2013, for 500,000 shares of common stock, with an expiration date of May 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning Gaming, Inc.

By:	/s/ Brian Haveson
Brian Haveson, CEO
Date:	December 18, 2013